Exhibit 99.1
For Financial Inquiries, Contact:
Lynne Farris
Sybase Investor Relations
lfarris@sybase.com
(925) 236-8797
For Press Inquiries, Contact:
Heather Peterson
Sybase Public Relations
heatherp@sybase.com
(925) 236-6517
SYBASE REPORTS 2005 FOURTH QUARTER
AND YEAR-END RESULTS,
EXCEEDING FIRST CALL EPS CONSENSUS ESTIMATES
w      Annual License Revenues Increase 6% Year-Over Year
w      Annual Mobile & Wireless Business Grows 23% Year-Over-Year
DUBLIN, Calif. — January 26, 2006 — Sybase, Inc. (NYSE: SY), a leading provider of enterprise infrastructure and wireless software, today reported financial results for the 2005 fourth quarter and year ended December 31, 2005.
     For the year, total revenues increased 4% to $818.7 million from $788.5 million for 2004. Total license revenue for the year increased 6% to $291.7 million from $275.9 million in 2004. Pro forma operating income increased 11% to $148.9 million, representing 18% margin. Operating income calculated in accordance with generally accepted accounting principles (GAAP) for 2005 increased 36% to $121.9 million, representing 15% margin. Pro forma net income for the year increased to $117.8 million, or earnings per diluted share of $1.26. This compares with pro forma net income of $101.6 million, or earnings per diluted share of $1.04, for 2004. GAAP net income for 2005 increased to $85.6 million, or GAAP EPS of $0.92, compared with GAAP net income of $68.0 million, or GAAP EPS of $0.69 for 2004.

     Total revenues for the fourth quarter increased to $223.0 million compared with $218.6 million for the fourth quarter of 2004. License revenues grew 5% to $91.3 million for the 2005 fourth quarter compared with $87.2 million for the same quarter a year ago.
     Pro forma operating income for the 2005 fourth quarter was $50.2 million, representing 23%operating margin, compared with pro forma operating income of $51.6 million, or 24% operating margin, for the fourth quarter of 2004.
     GAAP operating income for the 2005 fourth quarter was $43.4 million, representing 19%operating margin, compared with operating income of $34.4 million, or 16% operating margin for the fourth quarter of 2004.
     Pro forma net income for the fourth quarter reached $42.0 million, or earnings of $0.45 per share on a diluted basis (EPS). This compares with pro forma net income of $38.5 million, or EPS of $0.40 for the 2004 fourth quarter.
     GAAP net income for the 2005 fourth quarter was $28.4 million, or EPS of $0.31. This compares with GAAP net income of $24.1 million, or EPS of $0.25 for the fourth quarter of 2004.
     Pro forma amounts exclude amortization of certain expenses including certain purchased intangibles, unearned stock-based compensation, and restructuring costs. Accompanying this release is a reconciliation of pro forma and GAAP amounts for the 2005 fourth quarter and year-end.
     “We’re very pleased with our performance for the year, which marks another solid year for Sybase. We achieved our financial objectives on revenue and EPS growth, margin improvement, and cash flow from operations, as promised at the beginning of the year,” said John Chen, chairman, CEO and president of Sybase.
     “Sybase benefited from strong growth in our mobile/wireless business and renewed growth in our database business,” added Mr. Chen. “The mobile/wireless revenues increased 23% year-over-year, while the combined license revenue from our analytics engine, Sybase IQ, and our flagship database, Adaptive Server Enterprise, grew 9% in 2005.
     “We’re looking forward to continuing our strong performance in 2006,” concluded Mr. Chen.
Balance Sheet and Other Data
     At December 31, 2005, Sybase reported $865.3 million in cash and cash investments, including restricted cash of $5.4 million. The company generated $38.5 million in cash flow from operations in the fourth quarter and $170 million for the full year.
     Sybase repurchased approximately $24.5 million worth of its stock during the 2005 fourth quarter. The company repurchased a total of $169.1 million worth of its stock in 2005. Approximately $59.6 million remains authorized in the company’s current share repurchase program.
     Days sales outstanding for the fourth quarter was 68 days.
Conference Call and Webcast Information
     The Sybase 2005 fourth quarter conference call and simultaneous Webcast is scheduled to begin at 7:30 a.m., Pacific Time/10:30 a.m. Eastern Time, on Thursday, January 26, 2006. To access the live Webcast, please visit www.fulldisclosure.com or Sybase’s Website at www.sybase.com at least 20 minutes prior to the call to download any necessary audio or plug-in software. A telephone replay will be available approximately two hours after the conference call ends and will be available until 10:00 p.m. Pacific Time on February 2, 2006. To access the replay, please dial (888) 203-1112 for domestic access and (719) 457-0820 for international callers; the access code for the telephone replay is #8548416. Additionally, the archived Webcast will be available for 90 days, through April 26, 2006.

About Sybase, Inc.
Sybase is the largest global enterprise software company exclusively focused on managing and mobilizing information from the data center to the point of action. Sybase provides open, cross-platform solutions that securely deliver information anytime, anywhere, enabling customers to create an information edge. The world’s most critical data in commerce, finance, government, healthcare, and defense runs on Sybase. For more information, visit the Sybase Website: http://www.sybase.com.
Forward-Looking Statements
     Certain statements in this release concerning Sybase, Inc. and its prospects and future growth are forward-looking and involve a number of uncertainties and risks. Factors that could cause actual events or results to differ materially from those suggested by these forward-looking statements include, but are not limited to, the performance of the global economy and growth in software industry sales; possible disruptive effects of organizational or personnel changes; the success of certain business combinations engaged in by the company or by competitors; political unrest or acts of war; market acceptance of the company’s products and services; customer and industry analyst perception of the company and its technology vision and future prospects; and other factors described in Sybase, Inc.’s reports filed with the U.S. Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2004 and its most recent quarterly report on Form 10-Q for the three-month period ended September 30, 2005.

Sybase Fourth Quarter 2005 Selected Highlights
Sybase announcements during the fourth quarter of 2005 showcased the company’s leadership in the mobile marketplace with RSS support for AvantGo® and iAnywhere® being named number one in worldwide mobile device management enterprise software market for the fourth consecutive year. Additionally, invitations to keynote at high-profile international business and IT events, including the BusinessWeek CEO Forum and the Lehman Brothers 2005 Global Technology Conference, underscored Sybase’s industry leadership.
In Q4 2005, Sybase:
Mobile Enterprise Computing:
•	iAnywhere launched the beta release of AvantGo for RSS, which adds support of RSS content to the AvantGo service. http://www.sybase.com/detail?id=1037972

•	Announced the completion of the acquisition of Extended Systems®, a pioneer in mobile application software for the enterprise. http://www.sybase.com/detail?id=1038178

•	iAnywhere launched Advantage Database Server™ 8.0, which features new data architect, replication, online backup, and SQL scripting. http://www.sybase.com/detail?id=1038300

•	iAnywhere launched an update to XTNDConnect® PC . http://www.sybase.com/detail?id=1038717
Database Initiatives:
•	Sybase, Inc. announced certification of its leading analytics server, Sybase IQ, for integration with SAP NetWeaver Business Intelligence. http://www.sybase.com/detail?id=1038355
Developer Initiatives:
•	Announced continued and expanded commitment and support for the Microsoft .NET environment. http://www.sybase.com/detail?id=1038292
Customer Deployments:
•	Announced Sybase Unwired Accelerator application mobilization tool, iAnywhere Afaria®, and the AvantGo Geocaching.com mobile Web channel are available for the new HP iPAQ hw6500 series Mobile Messenger.
http://www.sybase.com/detail?id=1037973

•	Financial Fusion(R), Inc. announced that Financial Partners, Inc. is reaping the benefits of enhanced capabilities and increased revenue with the implementation of Financial Fusion’s Corporate Banking Solution. http://www.sybase.com/detail?id=1038363
Partnerships:
•	iAnywhere joined forces with UK security firm BeCrypt to offer Afaria Security Manager for Windows, adding to Afaria’s mobile security capabilities. http://www.sybase.com/detail?id=1037974

•	Sybase, Inc. and Xi’an Hi-Tech Industrial Development Zone signed a Strategic Partner Agreement under which Sybase products and technologies will play a key role in converting the entire Xi’an zone into a digitalized area. http://www.sybase.com/detail?id=1038183
Industry Accolades:
•	Sybase PocketBuilder™ and iAnywhere products SQL Anywhere Studio(R), M- Business Anywhere™, Pylon Anywhere™, Afaria, and AvantGo were recognized with the 2005 MobileVillage Mobile Star Award. http://www.sybase.com/detail?id=1038164

•	iAnywhere customer, A. van Delft International B.V., was the recipient of the 2005 Mobile Impact™ Award in the Sales Force Enablement category. http://www.sybase.com/detail?id=1038501

•	John S. Chen was sworn into the President’s Export Council, the U.S. government’s principal advisory body on international trade . http://www.sybase.com/detail?id=1038617

•	Bob Laurence joined Sybase to lead the company’s Public Sector business. http://www.sybase.com/detail?id=1038617

•	Sybase iAnywhere was named number one in the worldwide mobile device management enterprise software market for the fourth consecutive year by Frost & Sullivan. http://www.sybase.com/detail?id=1038819
Events:
•	Showcased Sybase business continuity solutions for mission-critical applications at Securities Industry Association’s 2005 annual Business Continuity Planning Conference at the New York Marriott.
http://www.sybase.com/detail?id=1038165

•	Sybase presented at FTN Midwest Securities Corporation 2005 Business Services and Technology. http://www.sybase.com/detail?id=1038217

•	Terry Stepien presented at Scotia Capital’s “Mobilizing the Enterprise” conference in Canada. http://www.sybase.com/detail?id=1038322

•	John Chen spoke at BusinessWeek’s event, The Ninth Annual CEO Forum, “Going Global: Reinventing for Today, Creating for Tomorrow,” at the China World Hotel, in Beijing. http://www.sybase.com/detail?id=1038354

•	John Chen served as a panelist at the APEC CEO SUMMIT 2005 on the topic, “Entrepreneurship and Prosperity: Building a Successful Partnership in the Asia Pacific Region,” at The Busan Lotte Hotel in Busan, Korea. http://www.sybase.com/detail?id=1038367

•	Marty Beard addressed the Gartner ITXPO in Tokyo, Japan on the topic, “Transforming Business through Real-Time Business Intelligence: Case Studies for Success.” http://www.sybase.com/detail?id=1038550

•	Marty Beard presented “The Enterprise. Unwired.” at the Lehman Brothers 2005 Global Technology Conference in San Francisco, California. http://www.sybase.com/detail?id=1038611

•	Neil McGovern presented at the Gartner Application Integration and Web Services Summit in Orlando, Florida. http://www.sybase.com/detail?id=1038619
Sybase, Advantage Database Server, Afaria, Answers Anywhere, AvantGo, Extended Systems, Financial Fusion, iAnywhere, PocketBuilder, SQL Anywhere Studio, M-Business Anywhere, Pylon Anywhere and XTNDConnect, are trademarks of Sybase, Inc. or its subsidiaries. All other names may be trademarks of the companies with which they are associated.

SYBASE, INC.
RECONCILIATION TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
(UNAUDITED)

	Three Months Ended December 31, 2005				Three Months Ended December 31, 2004
		Pro forma				Pro forma
(In thousands, except per share data)	GAAP	Adjustments (2)		Pro forma	GAAP	Adjustments (2)		Pro forma

Revenues:
License fees	$91,333	—		$91,333	$87,160	—		$87,160
Services	131,715	—		131,715	131,468	—		131,468

Total revenues	223,048	—		223,048	218,628	—		218,628

Costs and expenses:
Cost of license fees	14,583	(2,753)	a	11,830	16,091	(4,710)	a	11,381
Cost of services	38,077	(88)	b	37,989	39,113	(45)	b	39,068
Sales and marketing	65,410	(95)	b	65,315	63,090	(68)	b	63,022
Product development and engineering	36,247	(12)	b	36,235	31,037	(24)	b	31,013
General and administrative	22,923	(1,443)	b	21,480	23,505	(990)	b	22,515
Amortization of other purchased intangibles	1,608	(1,608)	a	—	1,677	(1,677)	a	—
Reversal of purchase accounting accrual	—	—	c	—	—	—	c	—
Cost of restructure	813	(813)	d	—	9,666	(9,666)	d	—

Total costs and expenses	179,661	(6,812)		172,849	184,179	(17,180)		166,999

Operating income	43,387	6,812		50,199	34,449	17,180		51,629

Interest income and expense and other, net	4,204	—		4,204	3,079	—		3,079
Minority interest	(49)	—		(49)	—	—		—

Income before income taxes	47,542	6,812		54,354	37,528	17,180		54,708

Provision for income taxes	19,147	(6,799)	e	12,348	13,417	2,742	e	16,159

Net income	$28,395	$13,611		$42,006	$24,111	$14,438		$38,549

Basic net income per share	$0.32	$0.15		$0.47	$0.26	$0.15		$0.41

Shares used in computing basic net income per share	90,020	90,020		90,020	94,280	94,280		94,280

Diluted net income per share	$0.31	$0.14		$0.45	$0.25	$0.15		$0.40

Shares used in computing diluted net income per share	93,021	93,021		93,021	96,466	96,466		96,466

(1)	Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions, and the cost of restructuring because we do not believe they are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

(2)	Proforma adjustments

Proforma adjustments include the following: (a) amortization of purchased intangibles; (b) amortization of unearned stock compensation; (c) reversal of purchase accounting accrual; (d) cost of restructuring charges; (e) income tax effect of proforma adjustments.

SYBASE, INC.
RECONCILIATION TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
(UNAUDITED)

	Twelve Months Ended December 31, 2005				Twelve Months Ended December 31, 2004
		Pro forma				Pro forma
(In thousands, except per share data)	GAAP	Adjustments (2)		Pro forma	GAAP	Adjustments (2)		Pro forma
Revenues:
License fees	$291,695	—		$291,695	$275,872	—		$275,872
Services	527,000	—		527,000	512,664	—		512,664

Total revenues	818,695	—		818,695	788,536	—		788,536

Costs and expenses:
Cost of license fees	51,556	(11,850)	a	39,706	60,795	(17,818)	a	42,977
Cost of services	156,325	(380)	b	155,945	162,016	(168)	b	161,848
Sales and marketing	250,003	(302)	b	249,701	242,778	(347)	b	242,431
Product development and engineering	139,011	(38)	b	138,973	119,959	(82)	b	119,877
General and administrative	92,106	(6,586)	b	85,520	91,117	(4,002)	b	87,115
Amortization of other purchased intangibles	6,639	(6,639)	a	—	5,139	(5,139)	a	—
Reversal of purchase accounting accrual	—	—	c	—	(2,677)	2,677	c	—
Cost of restructure	1,115	(1,115)	d	—	20,017	(20,017)	d	—

Total costs and expenses	696,755	(26,910)		669,845	699,144	(44,896)		654,248

Operating income	121,940	26,910		148,850	89,392	44,896		134,288

Interest income and expense and other, net	14,824	—		14,824	11,574	—		11,574
Minority interest	(49)	—		(49)	—	—		—

Income before income taxes	136,715	26,910		163,625	100,966	44,896		145,862

Provision for income taxes	51,132	(5,317)	e	45,815	33,016	11,268	e	44,284

Net income	$85,583	$32,227		$117,810	$67,950	$33,628		$101,578

Basic net income per share	$0.95	$0.35		$1.30	$0.71	$0.35		$1.06

Shares used in computing basic net income per share	90,307	90,307		90,307	95,550	95,550		95,550

Diluted net income per share	$0.92	$0.34		$1.26	$0.69	$0.35		$1.04

Shares used in computing diluted net income per share	93,257	93,257		93,257	98,001	98,001		98,001

(1)	Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions, and the cost of restructuring because we do not believe they are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

(2)	Proforma adjustments

Proforma adjustments include the following: (a) amortization of purchased intangibles; (b) amortization of unearned stock compensation; (c) reversal of purchase accounting accrual; (d) cost of restructuring charges; (e) income tax effect of proforma adjustments.

SYBASE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2005	2004
(In thousands, except share and per share data)	(Unaudited)
Current assets:
Cash and cash equivalents	$398,741	$321,417
Short-term investments	342,247	158,217

Total cash, cash equivalents and short-term cash investments	740,988	479,634

Restricted cash	2,773	5,356
Accounts receivable, net	167,790	157,897
Deferred income taxes	5,523	11,205
Other current assets	16,876	14,790

Total current assets	933,950	668,882

Long-term cash investments	118,948	33,998
Restricted long-term cash investments	2,600	2,600
Property, equipment and improvements, net	59,178	64,371
Deferred income taxes	24,879	39,440
Capitalized software, net	65,911	61,771
Goodwill, net	238,864	214,110
Other purchased intangibles, net	87,562	67,208
Other assets	38,722	31,142

Total assets	$1,570,614	$1,183,522

Current liabilities:
Accounts payable	$10,353	$11,962
Accrued compensation and related expenses	51,983	43,632
Accrued income taxes	31,398	32,595
Other accrued liabilities	78,040	81,715
Deferred revenue	188,929	208,741

Total current liabilities	360,703	378,645

Other liabilities	40,339	33,121
Long-term deferred revenue	5,663	10,170
Minority interest	5,079	5,030
Long-term convertible debt	460,000	—

Stockholders’ equity:
Preferred stock, $0.001 par value, 8,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 200,000,000 shares authorized; 105,337,362 shares issued (2004 - 105,337,362)	105	105
Additional paid-in capital	953,771	940,806
Accumulated earnings (deficit)	16,195	(66,690)
Other comprehensive income	19,231	49,356
Less: Cost of treasury stock (14,806,217 shares and 2004 - 9,818,385)	(277,510)	(159,617)
Unearned compensation	(12,962)	(7,404)

Total stockholders’ equity	698,830	756,556

Total liabilities and stockholders’ equity	$1,570,614	$1,183,522

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
(UNAUDITED)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(In thousands, except per share data)	2005	2004	2005	2004
Revenues:
License fees	$91,333	$87,160	$291,695	$275,872
Services	131,715	131,468	527,000	512,664

Total revenues	223,048	218,628	818,695	788,536

Costs and expenses:
Cost of license fees	11,830	11,381	39,706	42,977
Cost of services	37,989	39,068	155,945	161,848
Sales and marketing	65,315	63,022	249,701	242,431
Product development and engineering	36,235	31,013	138,973	119,877
General and administrative	21,480	22,515	85,520	87,115

Total costs and expenses	172,849	166,999	669,845	654,248

Operating income	50,199	51,629	148,850	134,288

Interest income and expense and other, net	4,204	3,079	14,824	11,574
Minority interest	(49)	—	(49)	—

Income before income taxes	54,354	54,708	163,625	145,862

Provision for income taxes	12,348	16,159	45,815	44,284

Net income	$42,006	$38,549	$117,810	$101,578

Basic net income per share	$0.47	$0.41	$1.30	$1.06

Shares used in computing basic net income per share	90,020	94,280	90,307	95,550

Diluted net income per share	$0.45	$0.40	$1.26	$1.04

Shares used in computing diluted net income per share	93,021	96,466	93,257	98,001

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., XcelleNet, Inc., Avaki, Inc., ISDD Ltd., and Extended Systems, Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change which we do not believe are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(In thousands, except per share data)	2005	2004	2005	2004
Revenues:
License fees	$91,333	$87,160	$291,695	$275,872
Services	131,715	131,468	527,000	512,664

Total revenues	223,048	218,628	818,695	788,536

Costs and expenses:
Cost of license fees	14,583	16,091	51,556	60,795
Cost of services	38,077	39,113	156,325	162,016
Sales and marketing	65,410	63,090	250,003	242,778
Product development and engineering	36,247	31,037	139,011	119,959
General and administrative	22,923	23,505	92,106	91,117
Amortization of other purchased intangibles	1,608	1,677	6,639	5,139
Reversal of purchase accounting accrual	—	—	—	(2,677)
Cost of restructure	813	9,666	1,115	20,017

Total costs and expenses	179,661	184,179	696,755	699,144

Operating income	43,387	34,449	121,940	89,392

Interest income and expense and other, net	4,204	3,079	14,824	11,574
Minority interest	(49)	—	(49)	—

Income before income taxes	47,542	37,528	136,715	100,966

Provision for income taxes	19,147	13,417	51,132	33,016

Net income	$28,395	$24,111	$85,583	$67,950

Basic net income per share	$0.32	$0.26	$0.95	$0.71

Shares used in computing basic net income per share	90,020	94,280	90,307	95,550

Diluted net income per share	$0.31	$0.25	$0.92	$0.69

Shares used in computing diluted net income per share	93,021	96,466	93,257	98,001

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Twelve Months Ended
	December 31,
(Dollars in thousands)	2005	2004
Cash and cash equivalents, beginning of year	$321,417	$315,404
Cash flows from operating activities:
Net income	85,583	67,950
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	73,600	84,912
Write-off of assets in restructuring	–	6,908
Minority interest in income of subsidiaries	49	–
Loss on disposal of assets	528	2,680
Reversal of purchase accounting accrual	—	(2,677)
Deferred income taxes	8,928	504
Amortization of deferred stock-based compensation	7,306	4,599
Amortization of note issuance costs	1,671	—
Changes in assets and liabilities:
Accounts receivable	(1,914)	(5,342)
Other current assets	(1,298)	2,070
Other assets - operating	651	4,623
Accounts payable	(2,410)	2,323
Accrued compensation and related expenses	7,072	3,397
Accrued income taxes	24,724	791
Other accrued liabilities	(10,570)	(14,792)
Deferred revenues	(26,436)	8,887
Other liabilities	2,508	9,318

Net cash provided by operating activities	169,992	176,151
Cash flows from investing activities:
Decrease in restricted cash	2,583	191
Purchases of available-for-sale cash investments	(837,237)	(201,417)
Maturities of available-for-sale cash investments	439,737	149,923
Sales of available-for-sale cash investments	127,648	116,462
Business combinations, net of cash acquired	(71,890)	(81,255)
Purchases of property, equipment and improvements	(16,366)	(30,445)
Proceeds from sale of fixed assets	25	205
Capitalized software development costs	(33,906)	(36,484)
Decrease in other assets - investing	2	2

Net cash used for investing activities	(389,404)	(82,818)
Cash flows from financing activities:
Proceeds from the issuance of convertible subordinated notes, net of issuance costs	450,234	—
Repayments of long-term obligations	(1,012)	(22,173)
Payments on capital lease	(274)	(63)
Net proceeds from the issuance of common stock and reissuance of treasury stock	48,564	35,592
Purchases of treasury stock	(169,053)	(115,563)

Net cash provided by (used for) financing activities	328,459	(102,207)
Effect of exchange rate changes on cash	(31,723)	14,887

Net increase in cash and cash equivalents	77,324	6,013

Cash and cash equivalents, end of period	398,741	321,417
Cash investments, end of period	461,195	192,215

Total cash, cash equivalents and cash investments, end of period	$859,936	$513,632

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
FOR THE THREE MONTHS ENDED DECEMBER 31, 2005
(UNAUDITED)

	Infrastructure	iAnywhere		Consolidated
(In thousands, except per share data)	Platform Group	Solutions	Eliminations	Total
Revenues:
License fees
Infrastructure	$58,509	$(21)	$—	$58,488
Mobile and Embedded	9,723	21,765	—	31,488
Financial Fusion products	1,357	—	—	1,357

Subtotal license fees	69,589	21,744	—	91,333
Intersegment license revenues	21	8,163	(8,184)	—

Total license fees	69,610	29,907	(8,184)	91,333

Services
Direct service revenue	115,148	11,579	—	126,727
Financial Fusion services	4,988	—	—	4,988
Intersegment service revenues	47	6,637	(6,684)	—

Total services	120,183	18,216	(6,684)	131,715

Total revenues	189,793	48,123	(14,868)	223,048

Total allocated costs and expenses	155,019	33,998	(14,868)	174,149

Operating income before unallocated costs	$34,774	$14,125	$—	$48,899

Other unallocated cost savings				(1,300)

Operating income after unallocated expenses				50,199

Interest income and expense and other, net				4,204
Minority interest				(49)

Income before income taxes				54,354

Provision for income taxes				12,348

Net income				$42,006

Basic net income per share				$0.47

Shares used in computing basic net income per share				90,020

Diluted net income per share				$0.45

Shares used in computing diluted net income per share				93,021

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., XcelleNet, Inc., Avaki, Inc., ISDD Ltd., and Extended Systems, Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change which we do not believe are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
FOR THE THREE MONTHS ENDED DECEMBER 31, 2005
(UNAUDITED)

	Infrastructure	iAnywhere		Consolidated
(In thousands, except per share data)	Platform Group	Solutions	Eliminations	Total
Revenues:
License fees Infrastructure	$201,107	$48	$—	$201,155
Mobile and Embedded	32,171	54,501	—	86,672
Financial Fusion products	3,868	—	—	3,868

Subtotal license fees	237,146	54,549	—	291,695
Intersegment license revenues	86	26,854	(26,940)	—

Total license fees	237,232	81,403	(26,940)	291,695

Services
Direct service revenue	462,575	38,981	—	501,556
Financial Fusion services	25,444	—	—	25,444
Intersegment service revenues	59	26,907	(26,966)	—

Total services	488,078	65,888	(26,966)	527,000

Total revenues	725,310	147,291	(53,906)	818,695

Total allocated costs and expenses	613,912	116,402	(53,906)	676,408

Operating income before unallocated costs	$111,398	$30,889	$—	$142,287

Other unallocated cost savings				(6,563)

Operating income after unallocated expenses				148,850

Interest income and expense and other, net				14,824
Minority interest				(49)

Income before income taxes				163,625

Provision for income taxes				45,815

Net income				$117,810

Basic net income per share				$1.30

Shares used in computing basic net income per share				90,307

Diluted net income per share				$1.26

Shares used in computing diluted net income per share				93,257

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., XcelleNet, Inc., Avaki, Inc., ISDD Ltd., and Extended Systems, Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change which we do not believe are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED DECEMBER 31, 2005
(UNAUDITED)

	Infrastructure	iAnywhere		Consolidated
(In thousands, except per share data)	Platform Group	Solutions	Eliminations	Total
Revenues:
License fees
Infrastructure	$58,509	$(21)	$—	$58,488
Mobile and Embedded	9,723	21,765	—	31,488
Financial Fusion products	1,357	—	—	1,357

Subtotal license fees	69,589	21,744	—	91,333
Intersegment license revenues	21	8,163	(8,184)	—

Total license fees	69,610	29,907	(8,184)	91,333

Services
Direct service revenue	115,148	11,579	—	126,727
Financial Fusion services	4,988	—	—	4,988
Intersegment service revenues	47	6,637	(6,684)	—

Total services	120,183	18,216	(6,684)	131,715

Total revenues	189,793	48,123	(14,868)	223,048

Total allocated costs and expenses before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	155,019	33,998	(14,868)	174,149

Operating income before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	34,774	14,125	—	48,899

Cost of restructure - 2005 Activity	(18)	—	—	(18)
Amortization of customer lists	500	936	—	1,436
Amortization of covenant not to compete	—	156	—	156
Amortization of trademark	—	16	—	16
Amortization of purchased technology	1,064	1,689	—	2,753

Operating income before unallocated costs	$33,228	$11,328	$—	$44,556

Other unallocated costs				1,169

Operating income after unallocated expenses				43,387

Interest income and expense and other, net				4,204
Minority interest				(49)

Income before income taxes				47,542

Provision for income taxes				19,147

Net income				$28,395

Basic net income per share				$0.32

Shares used in computing basic net income per share				90,020

Diluted net income per share				$0.31

Shares used in computing diluted net income per share				93,021

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2005
(UNAUDITED)

	Infrastructure	iAnywhere		Consolidated
(In thousands, except per share data)	Platform Group	Solutions	Eliminations	Total
Revenues:
License fees
Infrastructure	$201,107	$48	$—	$201,155
Mobile and Embedded	32,171	54,501	—	86,672
Financial Fusion products	3,868	—	—	3,868

Subtotal license fees	237,146	54,549	—	291,695
Intersegment license revenues	86	26,854	(26,940)	—

Total license fees	237,232	81,403	(26,940)	291,695

Services
Direct service revenue	462,575	38,981	—	501,556
Financial Fusion services	25,444	—	—	25,444
Intersegment service revenues	59	26,907	(26,966)	—

Total services	488,078	65,888	(26,966)	527,000

Total revenues	725,310	147,291	(53,906)	818,695

Total allocated costs and expenses before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	613,912	116,402	(53,906)	676,408

Operating income before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	111,398	30,889	—	142,287

Cost of restructure - 2005 Activity	284	—	—	284
Amortization of customer lists	2,000	3,069	—	5,069
Amortization of covenant not to compete	—	1,554	—	1,554
Amortization of trademark	—	16	—	16
Amortization of purchased technology	7,224	4,626	—	11,850

Operating income before unallocated costs	$101,890	$21,624	$—	$123,514

Other unallocated costs				1,574

Operating income after unallocated expenses				121,940

Interest income and expense and other, net				14,824
Minority interest				(49)

Income before income taxes				136,715

Provision for income taxes				51,132

Net income				$85,583

Basic net income per share				$0.95

Shares used in computing basic net income per share				90,307

Diluted net income per share				$0.92

Shares used in computing diluted net income per share				93,257